Exhibit 10.1

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

AMENDED AND RESTATED

EXCLUSIVE SUPPLY AND LICENSE AGREEMENT

by and between

NANOCOMPOSIX, INC.

a California Corporation

and

SIENNA BIOPHARMACETICALS, INC.

a Delaware corporation

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

AMENDED AND RESTATED

EXCLUSIVE SUPPLY AND LICENSE AGREEMENT

This Amended and Restated Exclusive Supply and License Agreement (“Agreement”) is made as of April 19, 2017 (the “Restatement Date”), by and between Sienna Biopharmceuticals, Inc. (formerly Sienna Labs, Inc.), a Delaware corporation, with its principal place of business at 30699 Russell Ranch Road, Suite 140, Westlake Village, CA 91362 (“SIENNA”), and NANOCOMPOSIX Inc., a California corporation, with its principal place of business at 4878 Ronson Court, Suite K, San Diego, CA 92111 (“NANOCOMPOSIX”). SIENNA and NANOCOMPOSIX may be referred to individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, NANOCOMPOSIX manufactures certain nanoparticle based Materials (as defined herein) and is the owner of certain patent rights and technology relating to such Materials;

WHEREAS, SIENNA desires to obtain exclusive supply of such Materials for use in the Field (as defined below) and a license under the Materials and patent rights of NANOCOMPOSIX for commercial applications of such Materials in the Field, all upon the terms and conditions hereinafter set forth;

WHEREAS, in furtherance of the foregoing, the Parties entered into an Exclusive Supply and License Agreement, dated July 21, 2011 (the “Original Agreement”), which was amended and restated in its entirety most recently on August 4, 2015 (the “Restated Agreement”); and

WHEREAS, the Parties now desire to enter into this Agreement for the purpose of superseding and replacing in their entirety the Restated Agreements.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, effective as of the Restatement Date, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Affiliate” shall mean any person or entity who directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement, where “control” or “controlled” means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interest, in the case of any other type of legal entity, or status as a general partner in any partnership, or the contractual right to control the election of directors or direct the affairs of such Party.

1.2 “Combination Product” shall mean any kit sold by SIENNA or its Affiliate or Sublicensee containing one or more components that, if sold as stand-alone items, would constitute Licensed Products and other separate components that, if sold as stand-alone items, would not constitute Licensed Products`.

1.3 “Confidential Information” means any and all information provided by one Party to the other Party, either directly or indirectly, whether in graphic, written, electronic or oral form, identified at

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

the time of disclosure as confidential, or which by its context would reasonably be deemed to be confidential, including without limitation all trade secrets, processes, formulae, data, know-how, improvements, inventions, chemical or biological materials, techniques, marketing plans, strategies, customer lists, or other information (including all information and materials of a Party’s customers and any other third party and their consultants). Without limiting the foregoing, the Materials and all information and data relating to the Materials constitutes NANOCOMPOSIX’S Confidential Information to the extent not disclosed or described in the Patent Rights.

1.4 “Effective Date” shall mean July 21, 2011.

1.5 “Field” shall mean all medical, veterinary, aesthetic and cosmetic uses of the Materials in conjunction with an [***], including without limitation for the purposes of diagnosis, prevention or treatment of any disease, state or condition in humans or animals, and aesthetic and cosmetic uses.

1.6 “First Commercial Sale” means, on a country-by-country basis, the date of the first arm’s length transaction, transfer or disposition for value of a Licensed Product by or on behalf of SIENNA or any Affiliate or Sublicensee to a third party.

1.7 “Licensed Product” shall mean any product (i) using, incorporating, or otherwise containing the Materials, in all forms, presentations, formulations and dosage forms, and/or (ii) that the manufacture, use, sale, offer for sale or import of which, but for the license granted to SIENNA herein, would infringe a Valid Claim of the Patent Rights.

1.8 “Materials” shall mean the Materials set forth in Exhibit A, whether by themselves or incorporated into or combined with another Material, and all modifications, copies and derivatives thereof, and all improvements to such Materials, whether made by or for NANOCOMPOSIX, SIENNA, its Affiliates, and/or any third party. Exhibit A may be amended upon the written agreement by the Parties.

1.9 “Net Sales” shall mean the gross amount collected by SIENNA and its Affiliates and Sublicensees for sales or other transfers of Licensed Products, less the following:

(a) customary trade, quantity, or cash discounts to the extent actually allowed and taken;

(b) amounts repaid or credited by reason of rejection or return;

(c) to the extent separately stated on purchase orders, invoices, or other documents of sale, any taxes or other governmental charges levied on the sale of a Licensed Product which is paid by or on behalf of SIENNA or its Affiliate or Sublicensee; and

(d) outbound transportation costs prepaid or allowed and costs of insurance in transit to the extent separately stated on purchase orders, invoices or other documents of sale.

For the avoidance of doubt, transfer of a Licensed Product among any of SIENNA, its Affiliates or its Sublicensees shall not be considered Net Sales hereunder but in such cases the royalty shall be due and calculated upon SIENNA, its Affiliate’s or Sublicensee’s Net Sales of Licensed Product to the first independent third party, which may include any distributors of SIENNA.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

In the event that a Licensed Product is sold as a Combination Product, Net Sales, for the purposes of determining royalty payments on the Combination Product, shall mean, on a country-by-country basis, the gross amount collected for the Combination Product less the deductions set forth in clauses (a)–(d) above, multiplied by a proration factor that is determined as follows:

(i) If all components of the Combination Product (including the Licensed Product component) were sold separately during the same or immediately preceding Reporting Period, the proration factor shall be determined by [***], where A is [***] during such period when sold separately from the other component(s), and B is [***] during such period when sold separately from the Licensed Product components; or

(ii) If all non-Licensed Product components of the Combination Product were not sold or provided separately during the same or immediately preceding Reporting Period, the proration factor shall be determined by [***] where A shall have the value [***], and B shall be equal to [***] to SIENNA or its Affiliate or Sublicensee (as applicable) for the [***], multiplied by [***] percent ([***]%).

1.10 “Patent Rights” shall mean:

(a) the United States and international patents listed on Exhibit B;

(b) the United States and international patent applications and provisional applications listed on Exhibit B;

(c) any other patent application or patent heretofore or hereafter filed or having legal force in any country within the Territory which claim the Materials, or the process of manufacture or use thereof;

(d) any patent applications claiming priority from the patent applications described in clauses (b) and (c) above, and any direct or indirect divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications described in clauses (b) and (c) above and of such patent applications claiming priority from the patent applications described in clauses (b) and (c) above, to the extent the claims are directed to subject matter specifically described in patent applications described in clauses (b) and (c) above, and the resulting patents;

(e) any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents, including, without limitation supplementary protection certificates) of the patents described in clauses (a), (b) (c) and (d) above; and

(f) international (non-United States) patent applications and provisional applications filed after the Effective Date and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications to the extent the claims are directed to subject matter specifically described in the patents or patent applications referred to in clauses (a), (b), (c), (d) and (e) above, and the resulting patents.

1.11 “Prior Restatement Date” shall mean August 4, 2015.

1.12 “Reporting Period” shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

1.13 “Sublicense Revenue” shall mean all [***] payments received by SIENNA or its Affiliates in consideration for the grant of a sublicense under the Patent Rights under Section 3.2, including any upfront payments, license maintenance fees, milestone payments or the like, subject to the following: Sublicense Revenue will not include (a) amounts paid [***], (b) amounts received [***], (c) amounts received [***] the Restatement Date, (d) amounts received by SIENNA [***], including without limitation [***] (it being understood that SIENNA will pay to NANOCOMPOSIX [***] (as described in Section [***])), (e) amounts received by SIENNA [***] of SIENNA, or [***] of SIENNA, except to the extent any [***], (f) amounts received for [***] the Restatement Date, (g) amounts received that are related to Licensed Product [***], [***], and/or [***], including without limitation any amounts received [***] of Licensed Products or components thereof for [***], (h) amounts received [***] by SIENNA of any [***], (i) [***], (j) amounts received pursuant to a sale of substantially all of the stock, business or assets of SIENNA (in each case, whether by merger, sale of stock, sale of assets or otherwise) [***], or (k) amounts that are otherwise not attributable to the grant of a sublicense under the Patent Rights and/or Materials. Sublicense Revenue excludes [***] ([***]) and payments by sublicensee for [***], [***], [***] and [***].

1.14 “Sublicensee” shall mean any non-Affiliate sublicensee of the rights granted by SIENNA pursuant to Section 3.2. For clarity, “Sublicensee” shall not include any contract research organization, contract manufacturing organization, wholesaler or distributor of SIENNA.

1.15 “Term” shall mean the term of this Agreement, which shall commence on the Effective Date and shall remain in effect until the later of (i) [***] ([***]) years or (ii) expiration or abandonment of all Valid Claims within the Patent Rights, in each case unless earlier terminated in accordance with the provisions of this Agreement.

1.16 “Territory” shall mean the entire world.

1.17 “Valid Claim” shall mean (a) a claim of an issued and unexpired patent which has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (b) a claim of a pending patent application that was filed and has been prosecuted in good faith and has not been (i) cancelled, withdrawn, abandoned or finally disallowed without the possibility of appeal or refiling of such application, or (ii) pending for more than [***] ([***]) years since such claim was first presented or is the result of amending another claim pending for more than [***] ([***]) years (either in the same application or in another application in the same jurisdiction) so as to add or delete an obvious limitation, so as to make a trivial or nonsubstantive change, or so as to change a matter of form.

ARTICLE 2

EXCLUSIVE PURCHASE AND SUPPLY

2.1 Exclusive Purchase and Supply. SIENNA hereby retains and appoints NANOCOMPOSIX as its and its Affiliates’ and Sublicensees’ exclusive supplier of Materials, and of all materials similar to the Materials, in either case for use in the Field as permitted herein during the Supply Term (as defined below), and NANOCOMPOSIX hereby accepts such retention and appointment in accordance with the terms of this Agreement. Subject to SIENNA’S compliance with the terms of this Agreement, NANOCOMPOSIX hereby represents that during the Term it shall not [***] supply, provide or otherwise distribute Materials to third parties for use in the Field. NANOCOMPOSIX is [***] before selling Materials to customers. If NANOCOMPOSIX becomes aware that an end user is using Materials in the Field, then it will promptly notify SIENNA of the same and will not directly supply, [***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

Materials to such end user until NANOCOMPOSIX has received written confirmation that such end user will not use the Materials in the Field. If NANOCOMPOSIX becomes aware that Materials are being purchased by an end user for use in the Field through one of NANOCOMPOSIX’S distributors, then NANOCOMPOSIX will promptly notify SIENNA of the same and will promptly instruct such distributor not to supply such end user with Materials until such distributor has received written confirmation that such end user will not use the Materials in the Field. As used herein, the “Supply Term” shall commence upon the Effective Date and expire upon the later of (i) SIENNA’S [***] of Licensed Products in the Field, or (ii) [***] years from the Prior Restatement Date.

2.2 Supply Terms. NANOCOMPOSIX agrees that, during the Term, it will supply the Materials to SIENNA for use in the Field, which supply is subject to the terms and conditions of this Agreement, including those set forth on Exhibit C. The Parties further agree that no later than [***] ([***]) months prior to the anticipated First Commercial Sale of a Licensed Product, the Parties will initiate good faith negotiations to enter into a commercial supply agreement (the “Commercial Supply Agreement”) incorporating such terms and conditions, in addition to those set forth on Exhibit C, as are usual and customary for a commercial supply arrangement.

2.3 Inspection. To the extent required by applicable law, and upon at least [***] ([***]) days notice and no more than [***] per year, SIENNA LABS may inspect any of NANOCOMPOSIX’s facilities and operations to inspect NANOCOMPOSIX production and supply of Materials for SIENNA LABS. All of SIENNA LABS’ observations and information received in performing such inspection shall be NANOCOMPOSIX Confidential Information.

ARTICLE 3

GRANT OF RIGHTS

3.1 License Grant and Restrictions.

(a) Subject to the terms and conditions of this Agreement, NANOCOMPOSIX hereby grants to SIENNA and its Affiliates for the Term a royalty-bearing, exclusive license, with the right to sublicense as provided in Section 3.2, under the Patent Rights, to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import and have imported Licensed Products in the Field in the Territory.

(b) NANOCOMPOSIX acknowledges and agrees that, during the Term, it shall not directly or indirectly grant any licenses or other rights inconsistent with this Agreement, including this Section 3.1 and Exhibit C.

(c) Notwithstanding Section 3.1(a), except as set forth in Exhibit C, SIENNA and its AFFILIATES and Sublicensees may not otherwise (i) make or have made Materials; (ii) reproduce or duplicate Materials; or (iii) modify the structure of the Materials.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

3.2 Sublicenses. SIENNA shall have the right to grant sublicenses (through multiple tiers) under the license granted to SIENNA in Section 3.1 and under any license granted to SIENNA under Exhibit C. The terms of each sublicense shall not conflict with, and shall be subordinate to, the terms and conditions of this Agreement, and each sublicense shall contain provisions substantially equivalent to Article 4, Article 5, Article 12 and Article 13 and Sections 3.1, 3.3, 3.4 and 9.2, and may not abrogate or diminish the terms of this Agreement or NANOCOMPOSIX’S rights. SIENNA shall be responsible to collect from its Sublicensees royalties on Net Sales by Sublicensees due under Section 4.1 and to remit such royalties to NANOCOMPOSIX. SIENNA shall furnish NANOCOMPOSIX with a copy (which may be redacted with respect to [***]) of each fully signed sublicense agreement within [***] ([***]) days of its execution. Upon termination of this Agreement for any reason, and provided that (i) SIENNA has first represented and warranted to NANOCOMPOSIX that, to SIENNA’s actual knowledge, as of the effective date of such termination, a Sublicensee is then in full compliance with all terms and conditions of its sublicense and this Agreement, (ii) all accrued payment obligations to NANOCOMPOSIX hereunder have been paid, and (iii) the Sublicensee agrees in writing to assume all applicable obligations of SIENNA under this Agreement, NANOCOMPOSIX shall grant to such Sublicensee license rights and terms equivalent to the license granted to SIENNA herein in a separate written agreement.

3.3 No Contest of Patents. If SIENNA or its Affiliate or Sublicensee initiates or voluntarily joins as a party to any legal action which challenges the validity or enforceability of the Patent Rights or any claim therein, or NANOCOMPOSIX’S title thereto, then NANOCOMPOSIX may terminate this Agreement upon notice to SIENNA.

3.4 Reservation of Rights. As between the Parties, NANOCOMPOSIX shall solely and exclusively own all right, title and interest in and to the Patent Rights and the Materials. All rights or licenses not expressly granted hereunder are reserved by each Party and no implied licenses are granted to either Party under this Agreement.

ARTICLE 4

ROYALTIES AND PAYMENT TERMS

4.1 Running Royalties. On a product-by-product and country-by-country basis, SIENNA shall pay NANOCOMPOSIX [***] percent ([***]%) of Net Sales of Licensed Products made, sold, transferred or imported by SIENNA, its Affiliates and Sublicensees from the First Commercial Sale of a particular Licensed Product in a country until the later of: (i) five (5) years after the First Commercial Sale in such country and (ii) the expiration of the last to expire patent within the Patent Rights in such country where such manufacture, sale, transfer or import then infringes any Valid Claims covering the Licensed Product. Running royalties shall be payable for each Reporting Period and shall be due to NANOCOMPOSIX within [***] ([***]) days of the end of each Reporting Period. For clarity, the royalties on Net Sales by Sublicensees shall be payable by SIENNA within [***] ([***]) days after the end of the Reporting Period in which such royalties are collected by SIENNA from the Sublicensees. During the Term, in the event the royalties paid by SIENNA under Section 4.1 on Net Sales of Licensed Products do not amount to a Minimum Royalty Payment of at least [***] Dollars ($[***]) in any year after 2015, then SIENNA shall, at the time of making the royalty payment for the last Reporting Period of such year, pay NANOCOMPOSIX an amount equal to the difference between the Minimum Royalty Payment and the royalties paid by SIENNA under Section 4.1 for such year.

(a) Royalty Stacking. To the extent that SIENNA or any of its Affiliates or Sublicensee obtains licenses to third party patent rights or other intellectual property in order to manufacture, use, or sell any Licensed Products, then SIENNA , its Affiliate or Sublicensee (as

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

applicable) may on a product-by-product and country-by-country basis, reduce the royalty rate applicable hereunder for any Licensed Products in which such licenses were necessary by [***] percent ([***]% ) for each [***] percent ([***]%) of royalty rate payable to such third party (without taking into account the third party’s royalty reduction provision with similar intent to this Section); provided, however, that in no event will the royalty rate otherwise due to NANOCOMPOSIX be reduced to less than [***] percent ([***]%).

(b) No Multiple Royalties. If the manufacture, use or sale of any Licensed Product is covered by more than one of the Patent Rights, multiple royalties shall not be due.

4.2 Sublicense Revenue. In addition to the running royalties in Section 4.1, SIENNA shall pay NANOCOMPOSIX [***] percent ([***]%) of Sublicense Revenue resulting from each sublicense agreement (including any extensions, amendments and restatements thereof), [***]. Such amounts shall be payable for each Reporting Period and shall be due to NANOCOMPOSIX within [***] ([***]) days of the end of each Reporting Period.

4.3 Payments.

(a) Method of Payment. All payments under this Agreement should be made payable to NANOCOMPOSIX and sent to the address identified in Section 15.1.

(b) Payments in U.S. Dollars. All payments due under this Agreement shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the calendar quarter of the applicable Reporting Period. Such payments shall be [***], subject to the following [***].

(c) Withholding Taxes. If any amounts are required under US or other laws to be withheld from payments otherwise due to NANOCOMPOSIX, SIENNA shall so notify NANOCOMPOSIX, obtain appropriate documentation of such requirement, deduct from payments to NANOCOMPOSIX the appropriate amount of withholding taxes imposed hereunder, and pay such taxes on behalf of NANOCOMPOSIX. SIENNA shall provide NANOCOMPOSIX with receipts or certificates showing the payment of the amounts withheld pursuant to this Section. SIENNA shall use [***] to provide all forms, documents, and/or other information necessary to comply with or reduce any taxes payable pursuant to this Section or necessary to establish NANOCOMPOSIX’s right to a tax credit in respect of any such taxes. Any other taxes (other than any based on NANOCOMPOSIX’s income) levied by any authorities in the Territory [***].

(d) Late Payments. Any payments to NANOCOMPOSIX that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at [***] ([***]) percentage points above the Prime Rate of interest as reported in the Wall Street Journal on the date payment is due.

ARTICLE 5

REPORTS AND RECORDS

5.1 Frequency of Reports.

(a) Before First Commercial Sale. Prior to the First Commercial Sale in any country, SIENNA shall deliver reports to NANOCOMPOSIX annually, within [***] ([***]) days after the end of each calendar year, containing information concerning the immediately preceding calendar year, as further described in Section 5.2.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

(b) Upon First Commercial Sale. SIENNA shall report to NANOCOMPOSIX the date of First Commercial Sale in any country within [***] ([***]) days of occurrence in each country.

(c) After First Commercial Sale. After the First Commercial Sale in any country, SIENNA shall deliver reports to NANOCOMPOSIX within [***] ([***]) days of the end of each Reporting Period, containing information concerning the immediately preceding Reporting Period, as further described in Section 5.2.

5.2 Content of Reports and Payments. Each report delivered by SIENNA to NANOCOMPOSIX shall contain at least the following information for the immediately preceding Reporting Period:

(a) the number of Licensed Products sold by SIENNA, its Affiliates and Sublicensees to independent third parties in each country, and the name of each Licensed Product;

(b) the gross price charged by SIENNA, its Affiliates and Sublicensees for each Licensed Product in each country;

(c) calculation of Net Sales for the applicable Reporting Period in each country, including, without limitation, a listing of applicable deductions;

(d) total royalty payable on Net Sales in U.S. dollars, together with the exchange rates used for conversion; and

(e) the percentage of Sublicense Revenue due pursuant to Section 4.2.

For clarity, with respect to Sublicensees, the reports shall include the information reported by Sublicensees to SIENNA during the applicable Reporting Period. If no amounts are due to NANOCOMPOSIX for any Reporting Period, the report shall so state.

5.3 Records. SIENNA shall maintain, and shall cause its Affiliates and Sublicensees to maintain, complete and accurate records relating to amounts payable to NANOCOMPOSIX in relation to this Agreement. The relevant entity shall retain such records for at least [***] ([***]) years following the end of the calendar year to which they pertain, during which time a certified, independent public accountant selected by NANOCOMPOSIX and reasonably acceptable to SIENNA shall have the right, at NANOCOMPOSIX’S expense, to inspect such records during normal business hours to verify any reports and payments made or compliance in other respects under this Agreement. In the event that any audit performed under this Section 5.3 reveals an underpayment in excess of [***] percent ([***]%), SIENNA shall bear the [***] cost of such audit and shall remit any amounts due to NANOCOMPOSIX within [***] ([***]) days of receiving notice thereof from NANOCOMPOSIX. The reports and records provided by SIENNA hereunder shall be regarded as SIENNA’s Confidential Information and NANOCOMPOSIX hereby covenants that it shall not use or disclose any information included in such reports for any purpose other than determining whether SIENNA, its Affiliates and Sublicensees have complied with their obligations under this Agreement. The terms of this Agreement constitute both Parties’ Confidential Information.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

ARTICLE 6

CONFIDENTIALITY

6.1 Nondisclosure and Non-Use. During the Term and for [***] ([***]) years thereafter, a Party receiving Confidential Information of the other Party (or that has received any such Confidential Information from the other Party prior to the Effective Date) shall (a) maintain in confidence such Confidential Information using not less than the efforts such Party uses to maintain in confidence its own proprietary industrial information of similar kind and value, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the other Party, except for disclosures expressly permitted below, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement. The Materials and all information and documentation regarding the Materials constitutes NANOCOMPOSIX’S Confidential Information to the extent not disclosed or described in the Patent Rights.

6.2 Exceptions. The obligations in Section 6.1 shall not apply with respect to any portion of the Confidential Information that the receiving Party can show by competent proof: (a) is publicly disclosed by the disclosing Party, either before or after it is disclosed to the receiving Party hereunder; or (b) was known to the receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the disclosing Party; (c) is subsequently disclosed to the receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and is disclosed without any obligation to keep it confidential or any restriction on its use; (d) is published by a disclosing Party or a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the receiving Party; or (e) has been independently developed by employees or contractors of the receiving Party or any of its Affiliates without the aid, application or use of Confidential Information of the disclosing Party.

6.3 Authorized Disclosure. The obligations in Section 6.1 shall not apply with respect to any portion of the Confidential Information that the receiving Party can show by competent proof:

(a) The receiving Party may disclose Confidential Information belonging to the other Party to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(i) filing or prosecuting patents as set forth in this Agreement;

(ii) Company’s research, development or Commercialization (including any import, manufacture, use, offer for sale, or sale) activities, including Company’s regulatory filings, with respect to Licensed Products, including any regulatory approvals or applications therefor;

(iii) prosecuting or defending litigation in relation to the Patent Rights or this Agreement, including responding to a subpoena in a Third Party litigation; provided it has used [***] to obtain a protective order for such Confidential Information;

(iv) subject to Section 6.4, complying with applicable laws (including the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial process, if in the reasonable opinion of the receiving Party’s counsel, such disclosure is necessary for such compliance; provided, however, that [***], the receiving Party shall give the disclosing Party reasonable advance notice of such disclosure requirement (which shall include a copy of any applicable subpoena or order) and shall afford the disclosing Party a reasonable opportunity to oppose, limit or secure confidential treatment for such required disclosure, and in the event of any such required disclosure, the receiving Party shall disclose only that portion of the Confidential Information of the disclosing Party that the receiving Party is legally required to disclose;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

(v) disclosure, in connection with the performance of this Agreement and solely on a “need to know basis”, to Affiliates, existing or potential collaborators (including existing or potential co-marketing and co-promotion contractors), research collaborators, employees, consultants, or agents, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 6; provided however that the receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Article 6 to treat such Confidential Information as required under this Article 6; and

(vi) made by such Party to existing or potential acquirers or merger candidates; investment bankers; public and private sources of funding; existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing, provided that such Party has used [***] to secure an agreement from any such Third Party to be bound by obligations of confidentiality and restrictions on use of Confidential Information that are no less restrictive than the obligations in this Agreement; and

(b) If and whenever any Confidential Information is disclosed in accordance with this Section 6.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (otherwise than by breach of this Agreement). Where [***] and subject to Section 6.4, the receiving Party shall notify the disclosing Party of the receiving Party’s intent to make such disclosure pursuant to this Section 6.3 sufficiently prior to making such disclosure so as to allow the disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information.

6.4 Terms of this Agreement. The Parties acknowledge that the terms of this Agreement shall be treated as Confidential Information of both Parties. For the avoidance of doubt, this Section 6.4 shall in no way prevent a Party from disclosing the existence of this Agreement or any terms of this Agreement in order to seek legal advice whenever deemed appropriate by such Party or to enforce such Party’s rights under this Agreement, whether through arbitral proceedings, court proceedings or otherwise, or to defend itself against allegations or claims relating to this Agreement, or to comply with applicable law (except as provided in Section 6.5) when advised in a written opinion of outside counsel that terms of the Agreement are required to be disclosed to comply with applicable law.

6.5 Securities Filings. Notwithstanding anything to the contrary in this Agreement, in the event either Party proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document which describes or refers to this Agreement under the Securities Act of 1933, as amended, the Securities Exchange Act, of 1934, as amended, any other applicable securities law or the rules of any national securities exchange, the Party shall notify the other Party of such intention and shall use [***] to provide such other Party with a copy of relevant portions of the proposed filing not less than [***] ([***]) business days prior to (but in no event later than [***] ([***]) business days prior to) such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including any exhibits thereto relating to this Agreement, and shall use [***] to obtain confidential treatment of any information concerning this Agreement that such other Party requests be kept confidential, and shall only disclose Confidential Information which it is advised by counsel is legally required to be disclosed. No such notice shall be required under this Section 6.5 if the substance of the description of or reference to this Agreement contained in the proposed filing has been included in any previous filing made by the either Party hereunder or otherwise approved by the other Party.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

6.6 Publications. SIENNA may publish or present data and/or results relating to a Licensed Product in scientific journals and/or at scientific conferences, provided that SIENNA shall notify NANOCOMPOSIX at least [***] ([***]) days in advance of the intended submission for publication or presentation of any proposed abstract, manuscript or presentation which discloses Confidential Information of NANOCOMPOSIX or discloses a patentable invention by delivering a copy thereof to NANOCOMPOSIX. NANOCOMPOSIX shall have [***] ([***]) business days from its receipt of any such abstract, manuscript or presentation in which to notify SIENNA in writing of any specific, reasonable objections to the disclosure, based on concern regarding the specific disclosure of Confidential Information of NANOCOMPOSIX, and SIENNA will delete any NANOCOMPOSIX Confidential Information, and consider any other such objections in good faith, including whether it is necessary or advisable to delete any other information from such proposed publication. Once any such abstract or manuscript is accepted for publication, SIENNA shall provide NANOCOMPOSIX with a copy of the final version of the manuscript or abstract.

ARTICLE 7

PATENT PROSECUTION

7.1 Responsibility for Patent Rights. As of the Effective Date, on the going-forward basis SIENNA (a) shall be solely responsible for preparation, filing, prosecution, and maintenance of the Patent Rights and for payment of patent expenses (including attorney expenses) with respect to the Patent Rights relating to the forgoing; (b) may select attorneys and prosecute and maintain the Patent Rights as it sees fit; (c) must consult with NANOCOMPOSIX and have due regard to NANOCOMPOSIX’s wishes prior to making decisions regarding the prosecution and maintenance of Patent Rights; (d) must provide copies of proposed correspondence with patent offices or amendments to any claim of the Patent Rights to NANOCOMPOSIX at least [***] days in advance; (e) must [***] to [***] (except that [***] where the [***] is [***] for a [***] to be [***]); and (f) must [***] where [***] has [***] to [***], and [***]. If SIENNA (i) intends not to file any available application for Patent Rights in a country, (ii) wishes to allow any such application or granted Patent Right to be abandoned or lapse, or (iii) chooses not to file an application or otherwise seek protection for an embodiment of the Patent Rights requested by NANOCOMPOSIX (each of the foregoing (i)-(iii), an “Unelected Right”), having first complied with clause (f) above, SIENNA must give NANOCOMPOSIX notice at least [***] days prior to any deadline by which action must to take to file such application or avoid such abandonment or lapse, and NANOCOMPOSIX may, [***], elect to take over the filing, prosecution, and/or maintenance of such Unelected Right by giving written notice to SIENNA, in which case such Unelected Right will immediately cease to form part of the Patent Rights.

ARTICLE 8

INFRINGEMENT

8.1 Notification of Infringement. Each Party shall provide written notice to the other Party promptly after becoming aware of any infringement of the Patent Rights by a third party (including any third party impermissibly using the Materials in the Field) and of any available evidence thereof, provided that [***] shall [***] to [***] of [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

8.2 Right to Prosecute Infringements and Defend the Patent Rights.

(a) SIENNA shall have the first right (but not the obligation), [***], to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of the Patent Rights in the Field, and to defend any of the Patent Rights in any legal or administrative proceeding. The total cost of any such infringement action [***] shall be [***].

(b) If SIENNA does not file any action or proceeding against any infringement in the Field within [***] ([***]) months after the later of (i) either Party’s notice to the other under Section 8.1, or (ii) a written request from NANOCOMPOSIX to take action with respect to such infringement, then NANOCOMPOSIX (or a third party authorized by NANOCOMPOSIX) shall have the right (but not the obligation), [***], to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, [***]. If SIENNA does not promptly assume the defense of any of the Patent Rights in any legal or administrative proceeding, then NANOCOMPOSIX [***] shall have the right (but not the obligation), [***], to defend the Patent Rights against such legal or administrative proceeding.

8.3 Recovery. In the event that either Party [***]) exercises the rights conferred in this Article 8 and recovers from any third party any damages or other sums in such action, such damages or other sums recovered shall first be applied to all out-of-pocket costs and expenses incurred by the Parties [***]) in connection therewith (including, without limitation, attorneys fees). If such recovery is insufficient to cover all such costs and expenses of both Parties (or, if applicable, the costs and expenses of a third party [***]), the controlling Party’s costs (or, if applicable, the costs of any third party [***] shall be paid in full first before any of the other Party’s costs. If after such reimbursement any funds shall remain from such damages or other sums recovered, such funds shall be retained by the Party that controlled the action or proceeding under this Article 8; provided, however, that (a) if SIENNA is the Party that controlled such action or proceeding, NANOCOMPOSIX shall receive out of any such remaining recovery received by SIENNA [***] and (b) if NANOCOMPOSIX [***] is the entity that controlled such action or proceeding, the remaining recovery received by NANOCOMPOSIX [***] shall be split at a rate of [***] percent ([***]%) for NANOCOMPOSIX and [***] percent ([***]%) for SIENNA.

8.4 Cooperation. Each Party agrees to cooperate in any action under this Article 8 which is controlled by the other Party, including, without limitation, joining such action as a party plaintiff if necessary or desirable for initiation or continuation of such action; provided that the controlling Party reimburses the cooperating Party promptly for any reasonable costs and expenses incurred by the cooperating Party in connection with providing such assistance; and further provided that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any third party to confer standing on a Party hereunder.

8.5 Certain Limitations. SIENNA shall not (or permit any of its Affiliates or Sublicensees to) take any position with respect to, or compromise or settle, any action involving the enforcement of any Patent Rights in any way that would be [***] to directly and adversely affect their scope, validity or enforceability without the prior written consent of NANOCOMPOSIX, which consent shall not be unreasonably withheld, conditioned or delayed. NANOCOMPOSIX shall not take any position with respect to, or compromise or settle, any action involving the enforcement of any Patent Rights within the Field in any way that would be [***] to directly and adversely affect their scope, validity or enforceability without the prior written consent of SIENNA, which consent shall not be unreasonably withheld, conditioned or delayed.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

ARTICLE 9

INDEMNIFICATION AND INSURANCE

9.1 Indemnification. SIENNA hereby agrees to indemnify, defend (by counsel reasonably acceptable to NANOCOMPOSIX) and hold harmless NANOCOMPOSIX and any parent, subsidiary or other affiliated entity and their trustees, directors, officers, employees, scientists, agents, successors, assigns and other representatives (collectively, the “Indemnitees”) from and against all damages, liabilities, losses and other expenses, including, without limitation, reasonable attorney’s fees, expert witness fees and costs, regarding any claims, suits or proceedings brought by a third party, whether or not a lawsuit or other proceeding is filed (collectively “Claim”), that arise out of or relate to (a) any product, process, or service that is made, used, sold, imported, or performed pursuant to any right or license granted under this Agreement (including without limitation product liability and infringement claims), (b) SIENNA’s or its Affiliate’s or Sublicensee’s failure to comply with any applicable laws, rules or regulations in connection with this Agreement, and (c) the negligent or willful acts or omissions of SIENNA, its Affiliate or Sublicensee; except, in each of (a), (b), and (c), to the extent arising out of or relating to any breach of this Agreement by NANOCOMPOSIX and/or the negligent or willful acts or omissions of NANOCOMPOSIX and/or any Indemnitees. [***]. Notwithstanding the above, Indemnitees, at their expense, shall have the right to retain separate independent counsel to assist in defending any such Claims. In the event SIENNA fails to promptly indemnify and defend such Claims or pay Indemnitees’ expenses as provided above, Indemnitees shall have the right to defend themselves, and in that case, SIENNA shall reimburse Indemnitees for all of their reasonable attorney’s fees, costs and damages incurred in settling or defending such Claims within [***] ([***]) days of each of Indemnitees’ written requests. [***].

9.2 Insurance. SIENNA shall obtain and carry in full force and effect commercial general liability insurance, including, without limitation, product liability and errors and omissions insurance which shall protect SIENNA and Indemnitees with respect to events covered by Section 9.1, and which shall protect SIENNA and Indemnitees with respect to any product, process, or service that is made, used, sold, imported, or performed pursuant to any right or license granted under this Agreement. Commencing on the date of the First Commercial Sale, the limits of such insurance shall not be less than [***] Dollars ($[***]) per occurrence with an aggregate of [***] Dollars ($[***]) for bodily injury including death; and [***] Dollars ($[***]) per occurrence with an aggregate of [***] Dollars ($[***]) for property damage. In the alternative, SIENNA may self-insure subject to prior approval of NANOCOMPOSIX. SIENNA shall provide NANOCOMPOSIX with Certificates of Insurance evidencing compliance with this Section 9.2. SIENNA shall continue to maintain such insurance or self-insurance after the expiration or termination of this Agreement during any period in which SIENNA or any Affiliate or Sublicensee continues to make, use, sell or import a product that was a Licensed Product under this Agreement and thereafter for a period of [***] ([***]) years.

ARTICLE 10

REPRESENTATIONS OR WARRANTIES

10.1 By NANOCOMPOSIX. NANOCOMPOSIX represents and warrants that: (a) it solely and exclusively owns the patents and applications included within the Patent Rights; (b) it has the power and authority to grant the licenses provided for herein to SIENNA, and that it has not earlier granted, or assumed any obligation to grant, any rights in the Patent Rights to any third party that would conflict with the rights granted to SIENNA herein; (c) this Agreement constitutes the legal, valid and binding obligation of NANOCOMPOSIX, enforceable against such NANOCOMPOSIX in accordance with its terms; and (d) as of the Effective Date and the Restatement Date and to NANOCOMPOSIX’S actual knowledge, there is no infringement of the Patent Rights by any third party product or process.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

10.2 By SIENNA. SIENNA represents and warrants to NANOCOMPOSIX that: (i) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate SIENNA corporate action; and (ii) this Agreement is a legal and valid obligation binding upon SIENNA and enforceable in accordance with its terms, and (iii) the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which SIENNA is a party or by which it is bound.

10.3 Disclaimer of Warranties. EXCEPT AS OTHERWISE BE EXPRESSLY SET FORTH IN THIS AGREEMENT, NANOCOMPOSIX MAKES NO OTHER WARRANTIES CONCERNING THE PATENT RIGHTS OR MATERIALS OR ANY OTHER MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR ARISING OUT OF COURSE OF CONDUCT OR TRADE CUSTOM OR USAGE, AND NANOCOMPOSIX DISCLAIMS ALL SUCH EXPRESS OR IMPLIED WARRANTIES. [***]. NANOCOMPOSIX MAKES NO WARRANTY OR REPRESENTATION AS TO THE [***], OR THAT [***]. FURTHER, NANOCOMPOSIX HAS MADE NO INVESTIGATION AND MAKES NO REPRESENTATION THAT [***].

10.4 Limitation of Liability. EXCEPT FOR SIENNA’S INDEMNITY OBLIGATIONS UNDER SECTION 9.1 OR CLAIMS ARISING UNDER Article 6, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR EXPECTED SAVINGS OR OTHER ECONOMIC LOSSES) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER. NANOCOMPOSIX’S AGGREGATE LIABILITY, IF ANY, FOR ALL DAMAGES OF ANY KIND RELATING TO THIS AGREEMENT OR ITS SUBJECT MATTER SHALL NOT EXCEED [***]. THE FOREGOING EXCLUSIONS AND LIMITATIONS SHALL APPLY TO ALL CLAIMS AND ACTIONS OF ANY KIND AND ON ANY THEORY OF LIABILITY, WHETHER BASED ON CONTRACT, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), OR ANY OTHER GROUNDS, AND REGARDLESS OF WHETHER THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE PARTIES FURTHER AGREE THAT EACH WARRANTY DISCLAIMER, EXCLUSION OF DAMAGES OR OTHER LIMITATION OF LIABILITY HEREIN IS INTENDED TO BE SEVERABLE AND INDEPENDENT OF THE OTHER PROVISIONS SINCE THEY EACH REPRESENT SEPARATE ELEMENTS OF RISK ALLOCATION BETWEEN THE PARTIES.

ARTICLE 11

ASSIGNMENT

Either Party may assign all of its rights and obligations under this Agreement to a successor of such Party or such party’s business or assets in connection with the merger, consolidation, reorganization or sale of all or substantially all of its assets or that portion of its business to which this Agreement relates (in one or more related transactions) provided that the assignee agrees in writing to be bound by all of the terms and conditions of this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

ARTICLE 12

GENERAL COMPLIANCE WITH LAW

12.1 Compliance with Laws. SIENNA and its Affiliates and Sublicensees shall comply with all applicable local, state, federal, and international laws and regulations relating to the development, manufacture, use, sale and import of Licensed Products.

12.2 Export Control. SIENNA and its Affiliates and Sublicensees shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including, without limitation, all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. SIENNA hereby gives written assurance that it shall comply with, and shall cause its Affiliates and Sublicensees to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Sublicensees, and that it shall indemnify, defend, and hold the Indemnitees harmless (in accordance with Section 9.1) for the consequences of any such violation.

ARTICLE 13

TERMINATION

13.1 Voluntary Termination by SIENNA. SIENNA shall have the right to terminate this Agreement, for any reason, upon at least three (3) months prior written notice to NANOCOMPOSIX, such notice to state the date at least three (3) months in the future upon which termination is to be effective.

13.2 Termination for Cause.

(a) Nonpayment. In the event SIENNA fails to pay any undisputed amounts due and payable to NANOCOMPOSIX hereunder, and fails to make such payments within thirty (30) days after receiving written notice of such failure, NANOCOMPOSIX may terminate this Agreement immediately upon written notice to SIENNA.

(b) Material Breach. In the event SIENNA commits a material breach of its obligations under this Agreement and fails to cure that breach within thirty (30) days after receiving written notice thereof, NANOCOMPOSIX may terminate this Agreement immediately upon written notice to SIENNA.

(c) Notwithstanding Section 13.2(a) and (b), if SIENNA disputes in good faith the existence or materiality of such breach and provides notice to NANOCOMPOSIX of such dispute within such cure period, NANOCOMPOSIX will not have the right to terminate this Agreement in accordance with Section 13.2(a) or (b), as applicable, unless and until it has been determined in accordance with Article 14 that this Agreement was materially breached by SIENNA and SIENNA failed to cure such breach within the applicable cure period. It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations hereunder. The Parties further agree that any payments that are made by SIENNA to NANOCOMPOSIX pursuant to this Agreement pending resolution of the dispute will be promptly refunded if a court or arbitrator determines pursuant to Article 14 that such payments are to be refunded by NANOCOMPOSIX to SIENNA.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

(d) Milestones. If SIENNA does not receive FDA regulatory approval to sell a Licensed Product within seven (7) years of the Prior Restatement Date, then NANOCOMPOSIX may terminate this Agreement upon notice to SIENNA.

(e) Insolvency/Bankruptcy. If either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

13.3 Effect of Expiration or Termination.

(a) Licensed Rights. Subject to Section 13.3(c) hereof, Expiration or termination of this Agreement shall immediately and automatically terminate all licenses granted by NANOCOMPOSIX to SIENNA hereunder, and all sublicenses granted by SIENNA (subject to the provisions of Section 3.2).

(b) Surviving Provisions. Expiration or termination of this Agreement for any reason shall not relieve either Party of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration. The following provisions shall survive the expiration or termination of this Agreement: SIENNA’s payment obligations, Article 1, Article 9, Article 10, Article 11, Article 12, Article 14 and Article 15, and Sections 3.4, 5.2 (but only with respect to obligation to provide final report and payment), 5.3 and 13.3.

(c) Inventory. Upon the termination of this Agreement, SIENNA and its Affiliates and Sublicensees may complete and sell any work-in-progress and inventory of Licensed Products that exist as of the effective date of termination, provided that (i) SIENNA pays NANOCOMPOSIX the applicable running royalty or other amounts due on such sales of Licensed Products in accordance with the terms and conditions of this Agreement, and (ii) SIENNA and its Affiliates and Sublicensees shall complete and sell all work-in-progress and inventory of Licensed Products within [***] ([***]) months after the effective date of termination.

(d) Cumulative Remedy. The termination provisions of this Section are in addition to any other relief and remedies available to either Party under this Agreement and at law.

ARTICLE 14

DISPUTE RESOLUTION

14.1 Mandatory Procedures. The Parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Article 14, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement. If either Party fails to observe the procedures of this Article 14, as may be modified by their written agreement, the other Party may bring an action for specific performance of these procedures in any court of competent jurisdiction.

14.2 Equitable Remedies. Although the procedures specified in this Article 14 are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, either Party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement, including without limitation with respect to claims under Article 6 and Article 9.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

14.3 Dispute Resolution Procedures. Except as otherwise stated herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding confidential arbitration in accordance with the [***], and the procedures set forth below. In the event of any inconsistency between the Rules of AAA and the procedures set forth below, the procedures set forth below shall control. Judgment upon the award rendered by the arbitrators may be enforced in any court having jurisdiction thereof.

(a) The location of the arbitration shall be in the County of Los Angeles, CA. NANOCOMPOSIX and SIENNA hereby irrevocably submit to the exclusive jurisdiction and venue of the AAA arbitration panel selected by the Parties and located in Los Angeles, CA for any dispute regarding this Agreement, and to the exclusive jurisdiction and venue of the federal and state courts located in Los Angeles, CA for any action or proceeding to enforce an arbitration award or as otherwise provided in Section 14.3(e), and waive any right to contest or otherwise object to such jurisdiction or venue.

(b) The arbitration shall be conducted by a panel of three neutral arbitrators who are independent and disinterested with respect to the Parties, this Agreement, and the outcome of the arbitration. Each Party shall appoint one neutral arbitrator, and these two arbitrators so selected by the Parties shall then select the third arbitrator, and all arbitrators must have at least [***] ([***]) years experience in mediating or arbitrating cases regarding the same or substantially similar subject matter as the dispute between NANOCOMPOSIX and SIENNA. If one Party has given written notice to the other Party as to the identity of the arbitrator appointed by the Party, and the Party thereafter makes a written demand on the other Party to appoint its designated arbitrator within the next [***] days, and the other Party fails to appoint its designated arbitrator within [***] days after receiving said written demand, then the arbitrator who has already been designated shall appoint the other two arbitrators.

(c) The arbitrators shall decide any disputes and shall control the process concerning these pre-hearing discovery matters. Pursuant to the Rules of AAA, the Parties may subpoena witnesses and documents for presentation at the hearing.

(d) Prompt resolution of any dispute is important to both Parties; and the Parties agree that the arbitration of any dispute shall be conducted expeditiously. The arbitrators are instructed and directed to assume case management initiative and control over the arbitration process (including, without limitation, scheduling of events, pre-hearing discovery and activities, and the conduct of the hearing), in order to complete the arbitration as expeditiously as is reasonably practical for obtaining a just resolution of the dispute.

(e) The arbitrators may grant any legal or equitable remedy or relief that the arbitrators deem just and equitable, to the same extent that remedies or relief could be granted by a state or federal court, provided however, that no punitive damages may be awarded. No court action shall be maintained seeking punitive damages. The decision of any two of the three arbitrators appointed shall be binding upon the Parties. Notwithstanding anything to the contrary in this Agreement, prior to or while an arbitration proceeding is pending, either Party has the right to seek and obtain injunctive and other equitable relief from a court of competent jurisdiction to enforce that Party’s rights hereunder.

(f) The expenses of the arbitration, including, without limitation, the arbitrators’ fees, expert witness fees, and attorney’s fees, may be awarded to the prevailing Party, in the discretion of the arbitrators, or may be apportioned between the Parties in any manner deemed appropriate by the arbitrators. Unless and until the arbitrators decide that one Party is to pay for all (or a share) of such expenses, both Parties shall [***] of the arbitrators’ fees as and when billed by the arbitrators.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

(g) Notwithstanding the foregoing, any disputes arising hereunder with respect to the inventorship, validity, enforceability or other aspect of intellectual property rights shall be resolved by a court of competent jurisdiction and not by arbitration.

(h) Except as set forth below and as necessary to obtain or enforce a judgment upon any arbitration award, the Parties shall keep confidential the fact of the arbitration, the dispute being arbitrated, and the decision of the arbitrators. Notwithstanding the foregoing, the Parties may disclose information about the arbitration to persons who have a need to know, such as directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, actual or potential collaborators or corporate partners of SIENNA, actual or potential acquirors of SIENNA, and others who may be directly affected provided that such persons are bound to keep such information confidential. Additionally, if a Party has stock which is publicly traded, the Party may make such disclosures as are required by applicable securities laws, but shall use commercially reasonably efforts to seek confidential treatment for such disclosure.

14.4 Statute of Limitations. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in this Article are pending. The Parties shall cooperate in taking any actions necessary to achieve this result.

ARTICLE 15

MISCELLANEOUS

15.1 Notice. Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the Parties:

If to NANOCOMPOSIX:	4878 Ronson Court, Suite K
San Diego, CA 92111
Attention: Steven Oldenburg
Email: [***]

If to SIENNA:	30699 Russell Ranch Road, Suite 140
Westlake Village, CA 91362
Attention: General Counsel
Email: [***]

All notices under this Agreement shall be deemed effective upon receipt. A Party may change its contact information immediately upon written notice to the other Party in the manner provided in this Section 15.1.

15.2 Governing Law. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the State of California, without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.

15.3 Force Majeure. Neither Party shall be responsible for delays resulting from causes beyond the reasonable control of such Party, including, without limitation fire, explosion, flood, war,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

strike, or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

15.4 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

15.5 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the Parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent. If the Parties fail to reach a modified agreement within [***] ([***]) days after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Article 14. While the dispute is pending resolution, this Agreement shall be construed as if such provision were deleted by agreement of the Parties.

15.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

15.7 Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

15.8 Amendment and Restatement; Entire Agreement. This Agreement amends and restates in all respects the Restated Agreement. Except as provided herein, this Agreement, including the Exhibits attached hereto constitutes the entire agreement between the Parties with respect to their subject matter and supersedes all prior agreements or understandings between the Parties relating to its subject matter, including without limitation the Restated Agreements.

15.9 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

15.10 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For clarity, PDF signatures will be treated as original signatures.

(remainder of this page intentionally left blank)

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

NANOCOMPOSIX, INC.		SIENNA BIOPHARMACEUTICALS, INC.

By:	/s/ Steven Oldenburg	By:	/s/ Frederick C. Beddingfield

Name:	Steven Oldenburg	Name:	Frederick C. Beddingfield

Title:	President	Title:	President and Chief Executive Officer

(Signature page to the Amended and Restated Exclusive Supply and License Agreement)

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

EXHIBIT A

MATERIALS

[***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

EXHIBIT B

PATENT RIGHTS

Nanocomposix Exclusively Owned Patents

[***]

Jointly Owned Patents

Jurisdiction	Registration / Serial Number	Ownership

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

[***]	[***]	Sienna Joint Ownership with Nanocomposix

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

EXHIBIT C

SUPPLY TERMS

1. Product Requirements.

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These requirements may be modified upon written agreement of parties.

2. Pricing and Payment.

2.1 Pricing. The following prices are for the production of Materials [***]. The Material is priced as [***]. The pricing of the Material will be [***]. For example, [***]. After the purchase of [***], the price per OD unit will be reduced to [***].

2.2 Payment. For each order of the Materials, SIENNA will prepay [***] of the order price at the time of placing the order, with the remainder due upon delivery by NANOCOMPOSIX.

If [***] and [***] are necessary in order for the production of the Materials to meet [***] requirements, [***] for [***] in connection with the implementation of the [***] on a [***]. A separate agreement for this work will be negotiated by the Parties.

3. Forecasting. SIENNA will provide NANOCOMPOSIX with [***] forecasts of its requirement for the Materials. NANOCOMPOSIX will have [***] to deliver the Materials from the time of order and [***]% of the order cost will be paid at the time of order with the remainder paid within [***] days of delivery.

4. Right to Obtain Materials from Other Sources.

4.1. For Convenience. At any time, SIENNA may elect to assume the manufacturing of the Materials and [***] and secure the transfer from NANOCOMPOSIX of [***] technology necessary for the manufacture of the Materials for a purchase price of [***] Dollars ($[***]) and NANOCOMPOSIX will grant to SIENNA and its Affiliates, and hereby grants to SIENNA and its Affiliates, effective immediately upon such payment, [***], a royalty-free, fully-paid up, exclusive license, with the right to sublicense pursuant to Section 3.2 of the Agreement, under NANOCOMPOSIX’S rights to the Materials, to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import and have imported Licensed Products in the Field in the Territory.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

4.2 Alternative Supplier. At any time, SIENNA may elect to qualify a secondary supplier of the Materials (whereby SIENNA will remain obligated to purchase at least [***] percent ([***]%) of its requirements for the Materials from NANOCOMPOSIX) and [***] and secure the transfer from NANOCOMPOSIX of [***] technology necessary for the manufacture of the Materials by such secondary supplier, in which instance the purchase price will be [***] Dollars ($[***]) and NANOCOMPOSIX will grant to SIENNA and its Affiliates, and hereby grants to SIENNA and its Affiliates, effective immediately upon such payment, [***], a royalty-free, fully-paid up, exclusive license, with the right to sublicense pursuant to Section 3.2 of the Agreement, under NANOCOMPOSIX’S rights to the Materials, to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import and have imported Licensed Products in the Field in the Territory.

4.3 Failure to Supply. If NANOCOMPOSIX [***] of the Materials ordered pursuant to the terms of this Agreement, NANOCOMPOSIX will promptly notify SIENNA . If at any time during the term (a) such notice is received by SIENNA from NANOCOMPOSIX with respect to [***] of Materials ordered by SIENNA [***], (b) NANOCOMPOSIX makes any delivery of [***] Materials more than [***] ([***]) days later that the required delivery date, (c) NANOCOMPOSIX’s deliveries of [***] Materials ordered by SIENNA are late in aggregate by [***] ([***]) days or more in any [***] ([***]) day period, (d) upon [***] request by SIENNA [***], NANOCOMPOSIX fails to provide [***] of [***] to [***] to [***] as [***] of [***], or (e) NANOCOMPOSIX supplies [***] Materials and fails to provide [***] replacement Materials within [***] ([***]) days from notification of the defect, then, SIENNA in its sole discretion shall have the right to cancel [***] existing orders for the Materials [***] and/or to exercise SIENNA right on a going forward basis to obtain the Materials from third parties and/or manufacture the Materials itself. In this instance, NANOCOMPOSIX will provide the [***] and transfer [***] technology necessary for the manufacture of the Materials at a [***] purchase price to be agreed by the parties, such purchase price not to exceed of [***] Dollars ($[***]), [***], and NANOCOMPOSIX will grant to SIENNA and its Affiliates, and hereby grants to SIENNA and its Affiliates, effective immediately upon such payment, [***], a royalty-free, fully-paid up, exclusive license, with the right to sublicense pursuant to Section 3.2 of the Agreement, under NANOCOMPOSIX’S rights to the Materials, to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import and have imported Licensed Products in the Field in the Territory.

4.4. Technology Transfer Procedures. In the event SIENNA makes the election under Section 4.1 or 4.2, or in the event of a failure to supply under Section 4.3, NANOCOMPOSIX will promptly deliver to SIENNA then [***] and [***] relating to the Materials and the manufacture thereof, [***] to enable SIENNA or its designee to manufacture the Materials (collectively, the “Technology Transfer”). Such Technology Transfer shall include, without limitation, [***] know-how [***] to the manufacturing process for the Materials, such as [***], and any other knowledge, documentation and information that may be [***] for SIENNA or its designee to assume [***] manufacture of the Materials. NANOCOMPOSIX shall provide [***] assistance that may be [***] required for SIENNA to manufacture the Materials, including without limitation [***]. NANOCOMPOSIX will make NANOCOMPOSIX personnel (or contractors) who are [***] the manufacture of the Materials available to provide assistance to SIENNA and/or third parties designated by SIENNA.

4.5 Rights Outside of the Field. For clarity, exercise of any of the rights granted to SIENNA under Sections 4.1, 4.2, 4.3, or 4.4 above will not grant SIENNA any rights or licenses to the Patent Rights, or rights to the Materials, outside of the Field.

5. Change Management.

5.1 During the Term, if NANOCOMPOSIX or SIENNA wish to or is required by a regulatory authority to make a change to: (i) [***]; (ii) [***]; or (iii) [***] (each a “Manufacturing Change”), it shall submit to the other Party in writing details of the requested Manufacturing Change. If NANOCOMPOSIX is the requesting Party, such proposed change shall require the written approval by SIENNA prior to implementation.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

5.2 Changes Required by Regulatory Authority [***]. For Manufacturing Changes that are required by applicable regulations, including any requirement of a regulatory authority (“Required Changes”), the Parties shall [***] to making such Required Changes [***]. If the Required Change is required [***], the costs of implementing such Required Change shall be [***]. At the time of such implementation, such Required Change shall become part of the Specification and/or the Master Batch Record. It is also agreed that any regulatory filings incident to any such Required Change shall be [***].

5.3 NANOCOMPOSIX Proposed Changes. If NANOCOMPOSIX wishes to make a manufacturing change that is not a Required Change (a “Discretionary Change”), the Parties shall discuss such Discretionary Change and [***] that the Discretionary Change will [***], NANOCOMPOSIX shall [***] such Discretionary Change. Any change [***]. Should the Discretionary Change be [***], [***] shall [***] the costs of its implementation.

5.4 SIENNA Proposed Changes. If SIENNA wishes to make a Discretionary Change, the Parties shall discuss such Discretionary Change and, [***], subject to [***], NANOCOMPOSIX shall implement such Discretionary Change. Unless otherwise agreed by the Parties, [***] shall [***] the costs incurred by NANOCOMPOSIX in connection with the implementation of a discretionary change requested by SIENNA.

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Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.